Marshall & Ilsley Corporation
Investor Presentation
June 11, 2009

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as "may," "expects," "anticipates," "estimates" or "believes." Such statements are subject to important factors that could cause M&I's actual results to differ materially from those anticipated by the forward-looking statements. These factors include: (i) M&I's exposure to the deterioration in the commercial and residential real estate markets, along with the deterioration in the U.S. economy as a whole, which could result in increased charge-offs and increases in M&I's allowance for loan and lease losses, (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in M&I's allowance for loan and lease losses, (iii) M&I's ability to maintain required levels of capital, (iv) the impact of recent and future legislative initiatives on the financial markets or on M&I, (v) M&I's exposure to the actions and potential failure of other financial institutions, (vi) volatility in M&I's stock price, and (vii) those factors referenced in Item 1A. Risk Factors in M&I's annual report on Form 10-K for the year ended December 31, 2008, and as may be described from time to time in M&I's subsequent SEC filings, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only M&I's belief as of the date of this press release. Except as required by federal securities law, M&I undertakes no obligation to update these forward-looking statements or reflect events or circumstances after the date of this presentation.

Rationale for additional capital

- Reinforces historically strong capital position
- Increases capital cushion to better withstand further deterioration in the economy
- Sets M&I on path to TARP repayment in a normalized environment
- Provides additional capacity to grow and positions M&I to succeed as market improves
- Complimentary to M&I's previously announced actions to bolster capital position

National financial services provider


Minneapolis
Milwaukee
Indianapolis
Kansas City
St. Louis
Phoenix
Orlando
Sarasota
Naples

Arizona (1986)
- 53 branches
- $2.4 B deposits
- #4 market share

Wisconsin (1847)
- 193 branches
- $21.9 B deposits
- #1 market share

Minneapolis (2001)
- 26 branches
- $2.2 B deposits
- #4 market share

St. Louis (2002)
- 17 branches
- $4.5 B deposits
- #3 market share

Florida (2006)
- 36 branches
- $1.5 B deposits
- #5 market share

Kansas City (2006)
- 16 branches
- $1.5B deposits
- #8 market share

Indianapolis (2008)
- 32 branches
- $1.4 B deposits
- #5 market share

- 375 branches [1]
- $62 billion in assets
- $49 billion in loans
- $40 billion in deposits
- #23 bank by deposit market share in U.S.
  - #1 in Wisconsin
  - Top 5 deposit market share in 6 of 7 markets
- Trust offices in 11 states

Note: Market share rank shown for Indianapolis, Kansas City, Minneapolis, Phoenix, Sarasota and St. Louis MSAs only.

[1] Includes one branch each in Duluth, MN and in Las Vegas, NV.

Business highlights

- Strong core banking franchise
- Diversified and growing revenue across banking and wealth management
  - Community-based model delivering large bank product capabilities
- Proactively taking steps to improve credit quality
- Strong capital base and liquidity position
- Experienced management team

Proven strategy to grow revenue

- Business line and geographic diversification
- Prudently increase market share in Wisconsin and growth markets
  - 51% of branches in WI compared to 94% at the end of 2000
- Deepen banking relationships with existing customers
  - Cross-sell financial products and services
  - Winning our fair share in non-Wisconsin markets
- Expanding Wealth Management platform
  - Broadening product offerings through acquisitions

Total revenue (1Q09)



National Consumer 7%
Corres. 4%
Wealth Mgmt. 12%
Wisconsin Banking 44%
Non-Wisconsin Banking 33%

Total revenue (2004 - 1Q09)



Annual Growth ≈ 10%
$ Millions
$0
2004
2007
Net Interest Income
Fee Income

Strong earnings and operating efficiency

Adjusted pre-tax pre-provision income [1]


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$Millions
Annual Growth = 11%
2004
2005
2006
2007
2008
3/09 YTD

[1] See reconciliation of adjusted pre-tax pre-provision income from continuing operations to pre-tax income (loss) from continuing operations in Appendix A.

Adjusted efficiency ratio


65%
60%
55%
50%
45%
Peer group¹
MI ²
2004
2005
2006
2007
2008
3/09 YTD

[1] Peer group consists of 14 U.S. banking companies with assets from $24 - $179 billion.

[2] MI ratio based on continuing operations and excludes items noted in reconciliation in Appendix A and in 2009Q1 earnings release conference call.

Solid core banking franchise

Average loans



$55
$50
$45
$40
$35
$30
$25
$20
$Billions
$27.0
$31.8
$39.1
$43.7
$49.7
$49.8
2004
2005
2006
2007
2008
3/09 YTD
1Q/09 vs 1Q/08 +8%1
14% 5-year annual growth

[1] Loan growth excluding C&D loans

Same store deposit growth (2006-08)[1]



6%
5%
4%
3%
2%
1%
0%
-1%
-2%
MI
MI peer banks2

[1] Excludes lead banking offices to minimize impact of wholesale deposits.

[2] Peer group consists of 14 U.S. banking companies with assets from $24 - $179 billion.

Source: SNL.

Attractive wealth management business

- Wealth management business withstanding overall industry decline
- M&I AUM up 15% year-over-year vs. average industry decline


Trust assets under management
$35
$30
$25
$20
$15
$10
$5
$0
$Billions
Annual Growth = 13%
+15%
7[1]
2004
2005
2006
2007
2008
3/08
3/09
Marshall Funds
Individually managed accounts


Total revenue
$400
$350
$300
$250
$200
$150
$100
$50
$0
$Millions
Annual Growth = 13%
Driven by S&P 500 Index -40%
-19%
2003
2004
2005
2006
2007
2008
3/08 YTD
3/09 YTD

[1]Assets under management assumed after acquisitions

Diversified loan portfolio

- Loan diversification mitigates risk

Loans by asset class

($49.2 billion)


Residential Real Estate 12%
Commercial 31%
Consumer 14%
Construction & Develop. 17%
Commercial Real Estate 26%

Loans by geography

($49.2 billion)


Other[1] 20%
Wisconsin 37%
KS 2%
IN 3%
6% FL
MO 7%
MN 11%
Arizona 14%

As of March 31, 2009

[1]Other category includes Illinois (5%) and states < 2% (15%).

Note: Geography based on property zip code.

Summary credit quality statistics

- Challenges well understood and manageable
- Identifying and writing down problem credits
  - $673 million of current loans are in non-performing status
- Proactively selling problem real estate loans
  - Sold approximately $1 billion of problem loans since 1Q08
- Continuing to build reserves

Reserves / Period-end loans vs. Peers



3.0
2.5
2.0
1.5
1.0
0.5
0.0
%
1.10
1.36
2.05
1.50
2.05
1.63
2.41
1.91
2.75
2.09
1Q08
2Q08
3Q08
4Q08
1Q09

Reserves / NPLs vs. Peers



140
120
100
80
60
40
20
0
%
122
69
99
96
85
76
90
66
86 3
78
53
1Q08
2Q08
3Q08
4Q08
1Q09
M&I
Peer Group

[3] M&I reserves adjusted for NPL's to exclude both renegotiated loans and NPLs < 90 days past due

NPLs / Period-end loans [1]



5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
%
1.60
2.04
2.52
3.08
4.25
3.23 2
1Q08
2Q08
3Q08
4Q08
1Q09
1Q09 Adj.
C&I
CRE
Residential RE
Consumer
C&D

[1] NPL's exclude renegotiated loans

[2] NPL's exclude both renegotiated loans and NPLs < 90 days past due

Strong reserve coverage

As of March 31, 2009

($ in millions)

- Total nonaccrual and renegotiated loans $2,537
- Total allowance $1,352
  - Reserve as % of total loans 2.8%
- Loan loss coverage ratio 53%
- Lifetime charge-offs on total nonaccrual loans $665 (24% haircut)

Loans subject to specific review

- Total loans (net of prior charge-offs) subject to specific impairment analysis.....$1,650
- Reserves based on specific impairment analysis……… ……………………..$222
- Loans reviewed quarterly for impairment

Loans not subject to specific review

- Total loans not subject to specific review………………………………..$886
- Reserves net of specific allocation……$1,130
- Coverage ratio of loans not subject to specific impairment analysis……………128%

Shrinking stressed C&D portfolio

- Total balance of $8.3 billion (16.8% of total loans)
- Total nonaccrual loans of $1.1 billion (51.6% of total nonaccruals)
- Primarily single and multi-family housing; limited commercial and retail development
- Non-housing commercial construction (25% total C&D loans) represents only 4% of total C&D nonaccrual loans
- Aggressively shrinking portfolio
  - Proactively charging off and selling loans
  - Currently 16.8% of total loans vs. 22.6% in 3Q07
  - Targeting 10% of total loans

Total C&D loans ($8.3 billion)



Commercial Construction (Non-Housing)1 25%
Commercial Construction (Housing)2 21%
Residential Land 25%
Comm. Land 10%
Resi. Con. Dev. 10%
Resi. Con. Indiv. 9%

Nonaccrual C&D loans ($1.1 billion)



4%
Commercial Construction (Non-Housing)1
Comm. Con. (Housing)2 24%
Residential Land 30%
Comm. Land 8%
Resi. Con. Developers 25%
Resi. Con. Indiv. 9%

Annualized C&D NCOs



25%
20%
15%
10%
5%
0%
4.1%
13.3%
3.6%
20.3%
8.7%
1Q08
2Q08
3Q08
4Q08
1Q09

[1] Includes commercial & industrial and agricultural real estate loans.
[2] Includes land and residential property loans.

Note: All figures as of March 31, 2009.

CRE[1] portfolio performing well

- Total balance of $13.0 billion (26.4% of total loans)
- Total nonaccruals of $0.3 billion (13.8% of total nonaccruals)
- Portfolio has held up well
  - 2.2% of total CRE loans in nonaccrual status--same percentage as C&I loans

Total CRE loans ($13.0 billion)



Other 2
21%
Residential
27%
Land 1%
Agri. 7%
Retail
13%
Office
14%
Industrial
17%

Annualized CRE NCOs



4.0%
3.0%
2.0%
1.0%
0.0%
0.3%
0.4%
0.2%
2.3%
1.0%
1Q08
2Q08
3Q08
4Q08
1Q09

Nonaccrual CRE loans ($0.3 billion)



Other 3
17%
Land
Agri.
2%
1%
Retail
13%
Office
14%
Indus.
6%
Residential
47%

[1] *CRE does not include commercial land & construction loans.*

[2] *Other category includes Lodging (6%), Medical Facilities (4%), Vehicle Dealerships (3%) & other < 3% (8%).*

[3] *Other category includes Lodging (6%), Restaurants (3%), Gas Stations (3%) & other <3% (5%).*

Note: All figures as of March 31, 2009.

Strong performance in C&I

- Total balance of $15.1 billion (30.7% of total loans)
- Total nonaccruals of $0.3 billion (16.2% of total nonaccruals)
- Portfolio has held up well
  - NCOs within the finance and insurance sector are largely housing related
- Reduced exposure to Franklin loans
  - Written down by 47%
  - $69 million of remaining exposure ($52 million on restructured status, $17 million on nonaccrual status)
- C&I 1Q09 charge-offs excluding Franklin were $27 million

Total C&I loans ($15.1 billion)



25% Manufacturing
Wholesale Trade 17%
Fin. & Ins. 9%
R.E. 7%
Retail Trade 6%
Construction 6%
Other[1] 30%

Nonaccrual C&I loans ($0.3 billion)



Manufac. 17%
Whole. Trade 9%
Fin. & Ins. 30%
R.E. 3%
Retail Trade 17%
Constr. 5%
Other 19%

Annualized C&I NCOs



4.0%
3.0%
2.0%
1.0%
0.0%
0.1%
0.9%
0.8%
0.3%
2.4%
1.7%
1.6%
0.7%
1Q08
2Q08
3Q08
4Q08
1Q09
Franklin NCOs

[1] Other category includes Management Companies (4%), Professional (4%), Health Care (4%), Ag. Forestry Fishing Hunting (3%), Transportation & Warehousing (3%), and other < 3% (12%).

Note: All figures as of March 31, 2009.

Home equity performing in-line with expectations

- Total balance of $5.0 billion (10.2% of total loans)
- Total nonaccruals of $0.1 billion (4.0% of total nonaccruals)
- Consists of 55% lines and 45% loans
  - 46% secured by first mortgage
  - 58% HELOC drawn
- Overall portfolio has held up well
  - NCOs running at 1.50%

Annualized Home Equity NCOs



4.0%
3.0%
2.0%
1.0%
0.0%
0.5%
0.7%
0.9%
1.6%
1.5%
1Q08
2Q08
3Q08
4Q08
1Q09

Home equity by vintage



2009 2%
2008 16%
<=2004 38%
2007 23%
2006 12%
2005 9%

Home equity by geography [1]



Other[2] 38%
Wisconsin 35%
IN 5%
OH 6%
MN 7%
AZ 9%

[1] Geography based on property zip code.

[2] Other geography includes Florida (4%), Missouri (4%), Illinois (3%), and states < 3% (27%).

Note: All figures as of March 31, 2009.

Limiting residential real estate exposure

- Total balance of $5.7 billion (11.6% of total loans)
- Total nonaccruals of $0.3 billion (14.1% of total nonaccruals)
- Arizona has realized the most deterioration
  - 8.2% in nonaccrual status
  - Residential real estate loans outstanding to individuals: $2.1 billion
  - Average loan size: $326,441

Resi. real estate by vintage



2009
2%
<=2004
18%
2005
17%
2006
18%
2007
21%
2008
24%

Annualized Residential RE NCOs



4.0%
3.0%
2.0%
1.0%
0.0%
0.3%
0.5%
0.7%
1.3%
2.0%
1Q08
2Q08
3Q08
4Q08
1Q09

Resi. real estate by geography [1]



AZ
39%
Wisconsin
35%
7% FL
6% MN
3% MO
3% IN
Other
6%

[1] *Geography based on property zip code.*

Note: All figures as of March 31, 2009.

Building capital cushion

- Tangible common ratio among the highest in its peer group
  - Strong historic focus on common equity component of capital
- Solid capital position able to withstand credit losses
- Additional capital reinforces historically strong capital position



Tangible Common Ratio
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.4%
7.0%
5.3%
3/31/09
1Q09 Pro Forma 1
Peers 2



Tier I Common Ratio
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.0%
6.7%
7.1%
3/31/09
1Q09 Pro Forma 1
Peers 2



Tier I Capital Ratio
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
9.9%
11.1%
3/31/09
1Q09 Pro Forma 1
Peers 2



Total Capital Ratio
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
12.8%
13.5%
14.3%
3/31/09
1Q09 Pro Forma 1
Peers 2

[1] Pro-Forma for additional capital.

[2] Peer group consists of 14 U.S. banking companies with assets from $24 - $179 billion.

Proactively stressing credit

- M&I was not one of the 19 banks to undergo the government stress test
- However, M&I applied the SCAP stress methodology to its own portfolio

Stress Test Based on SCAP Report Assumptions

Loan Categories Based on Regulatory Definitions

($ in millions)

	3/31/09 Balance	Baseline Stress Case[1] %	Baseline Stress Case[1] $MM	More Adverse Stress Case[1] %	More Adverse Stress Case[1] $MM
First Lien Mortgages	$8,078	5.5 %	$444	7.8 %	$626
Closed End Junior Liens	1,020	19.0	194	23.5	240
HELOCs	2,750	7.0	192	9.5	261
Second / Junior Lien Mortgages	3,769	10.2	386	13.3	501
C&I	13,339	3.5	467	6.5	867
Construction	8,252	10.0	825	16.5	1,362
Multifamily	2,342	5.0	117	10.5	246
Nonfarm, Non-residential	8,767	4.5	395	8.0	701
CRE	19,361	6.9	1,337	11.9	2,309
Credit Cards	264	14.5	38	19.0	50
Other Consumer	1,213	5.0	61	10.0	121
Other	3,220	3.0	97	7.0	225
Total	**$49,245**	**5.7 %**	**$2,830**	**9.5 %**	**$4,700**

[1] Loan losses based on the average of the ranges disclosed for both the baseline and more adverse stress case.

Illustrative Stress Test

Assumptions

- Pre-tax, pre-provision earnings estimates of $960 million and $1.1 billion in 2009 and 2010, respectively[1]
- Ending reserve equal to 2.0% of gross loans at 12/31/10[2]
- Credit for charge-offs taken or embedded in portfolio:
  - $328 million of NCOs taken in Q109
  - $665 million or 24% of the unpaid principal balance of the nonaccrual loans already charged-off in portfolio

Illustrative December 31, 2010 Capital Position [3]

Pro Forma for $400MM Capital Raise

($in millions)

	Baseline	Average	More Adverse
SCAP Test 2-Yr. Cumulative Losses	5.7 %	7.6 %	9.5 %
Tangible Common Ratio	7.3 %	6.3 %	5.3 %
Tier 1 Common	**7.2**	**5.6**	**4.0**
Tier 1 Capital	10.4	8.7	7.1
Total Capital	14.1	12.4	10.8
Ending Tier 1 Common	$4,039	$3,122	$2,205

[1] Earnings estimates based on the average of all six equity research analysts that published a full research model after M&I's 2009 first quarter results. Estimates used for illustrative purposes only. M&I makes no representation on the accuracy or likelihood of these estimates. Actual earnings may differ significantly

[2] Reserve/ gross loans ratio of 2.75% as of 3/31/2009

[3] Pro-Forma for additional capital

Positioning M&I for the future

Capital

- High-quality capital composition
- Additional capital supplements solid existing capital base
- Capital cushion in further stressed environment

Loan Book

- Significant reduction in C&D exposure over the last several quarters
- Conservative write-downs and reserve policy on high-risk assets
- Core loan book continues to perform well

Future Earnings

- Deposit gathering remains favorable in core M&I markets
- Growth of wealth management provides increased earnings diversification
- Expense management consistent with historical culture

Appendix A

Supplemental Financial Information

M&I

Adjusted pre-tax pre-provision calculation

Marshall & Ilsley Corporation
Reconciliation of Adjusted Pre-Tax Pre-Provision Income from Continuing Operations to Pre-Tax Income (Loss) from Continuing Operations

RECONCILIATION - MILLIONS $	3 Months Ended 03/31/09	Full Year 2008	2007	2006	2005	2004
Adjusted Pre-Tax Pre-Provision Income from Continuing Operations	$272.0	$1,222.5	$1,124.6	$1,034.2	$883.6	$811.0
Equity Investment Write-off	-	(10.0)	-	-	-	-
BOLI Adjustment	-	(11.8)	-	-	-	-
Severance Expense	-	(8.7)	-	-	-	-
Securities Lending Charge	-	(45.7)	-	-	-	-
Unfunded Commitments Reserve Adjustment	-	(19.4)	-	-	-	-
Other Items	-	(7.7)	10.0	-	3.9	(6.8)
OREO & Nonperforming Loan Related Expenses	(99.1)	(103.2)	(17.7)	(10.0)	(7.3)	(7.4)
Redemption of VISA Shares Net of Litigation Reserve Adj	-	39.1	-	-	-	-
Gain on Sale of MasterCard Class B Shares	-	-	19.0	-	-	-
Foundation Contribution	-	-	(25.0)	-	-	-
Visa Related Charge	-	-	(25.8)	-	-	-
Debt Retirement	-	14.7	(83.7)	-	-	(6.9)
Tulsa Branch Sale Gain	-	-	29.0	-	-	-
Derivative Gain/(Loss) - Discontinued Hedges	-	-	-	(18.5)	-	-
Realized Gain Venture Capital Investments	-	-	-	-	29.4	-
Unrealized Gain Venture Capital Investments	-	-	-	-	-	34.1
Goodwill Impairment		(1,535.1)	-	-	-	-
Pre-Tax Provision for Loan & Lease Losses	(417.9)	(2,037.7)	(319.8)	(50.6)	(44.8)	(38.0)
Total Adjustments	(517.0)	(3,725.5)	(414.0)	(79.1)	(18.8)	(25.0)
Pre-Tax Income (Loss) From Continuing Operations	($245.0)	($2,503.0)	$710.6	$955.1	$864.8	$786.0

Adjusted reserve coverage calculation

Marshall & Ilsley Corporation

Reconciliation of Actual Loan Loss Reserve Coverage Ratio of Nonperforming Loans & Leases

To Adjusted Loan Loss Reserve Coverage Ratio of Nonperforming Loans & Leases

Reconciliation - Period End Balances Millions $				
Coverage Ratio Components	1st Quarter 2009	% Total	4th Quarter 2008	% Total
Reserve for Loans & Lease Losses	$1,352.1	100%	$1,202.2	100%
Less Reserve for FAS114 Analyzed Nonperforming Loans (1)	222.0	16%	99.6	8%
Adjusted Reserve for Loans & Lease Losses	$1,130.1	84%	$1,102.6	92%
Total Nonperforming Loans & Leases	$2,536.7	100%	$1,811.8	100%
Less FAS114 Analyzed Nonperforming Loans & Available for Sale Loans	1,650.4	65%	993.6	55%
Adjusted Total Nonperforming Loans & Leases	$886.3	35%	$818.2	45%
Coverage Ratio				
Reserve for Loans & Lease Losses / Total Nonperforming Loans & Leases	53%		66%	
Adj. Reserve for Loans & Lease Losses / Adj. Total Nonperforming Loans & Leases	128%		135%	

(1) In addition, partial charge-offs have been taken against the FAS114 analyzed loans.